EXHIBIT 99.10
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
Accrued Interest Date:                                                                                  Collection Period Ending:
25-Oct-02                                                                                                             31-Oct-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 18
25-Nov-02                                ------------------------------

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $682,114,212
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $17,052,855
     Yield Supplement Overcollateralization                                $8,157,907        $3,127,871
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000      $373,186,341
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $724,917,581
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $22,086,479
           Receipts of Pre-Paid Principal                                 $19,955,529
           Liquidation Proceeds                                              $479,310
           Principal Balance Allocable to Gross Charge-offs                  $282,051
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $42,803,369

        Interest Distribution Amount
           Receipts of Interest                                            $3,797,213
           Servicer Advances                                                 $480,444
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $18,359
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $28,164
        Total Receipts of Interest                                         $4,324,180

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $46,845,497

     Ending Receivables Outstanding                                      $682,114,212

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $722,718
     Current Period Servicer Advance                                         $480,444
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $1,203,162

Collection Account
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     Deposits to Collection Account                                       $46,845,497
     Withdrawals from Collection Account
        Servicing Fees                                                       $604,098
        Class A Noteholder Interest Distribution                           $2,795,225
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $42,586,059
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $715,425
     Total Distributions from Collection Account                          $46,845,497

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Oct-02                                                                                                             31-Oct-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 18
25-Nov-02                                ------------------------------

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $1,070,084
        Release from Collection Account                                      $715,425
     Total Excess Funds Released to the Depositor                          $1,785,509

Note Distribution Account
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     Amount Deposited from the Collection Account                         $45,525,974
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $45,525,974

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $42,586,059      $373,186,341     $85.34        74.79%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                       $1,628,442             $3.26
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       45,085            43,598
     Weighted Average Remaining Term                                            34.48             33.54
     Weighted Average Annual Percentage Rate                                    7.58%             7.57%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $599,053,010            87.82%
        1-29 days                                                         $67,685,840             9.92%
        30-59 days                                                        $11,647,831             1.71%
        60-89 days                                                         $2,712,134             0.40%
        90-119 days                                                          $448,246             0.07%
        120+ days                                                            $567,150             0.08%
        Total                                                            $682,114,212           100.00%
        Delinquent Receivables +30 days past due                          $15,375,361             2.25%

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Oct-02                                                                                                             31-Oct-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                               Period # 18
25-Nov-02                                ------------------------------

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $282,051
        Recoveries for Current Period                                         $18,359
        Net Losses for Current Period                                        $263,692

        Cumulative Realized Losses                                         $4,662,179


     Repossessions                                                      Dollar Amount       Units
        Beginning Period Repossessed Receivables Balance                   $1,028,516          57
        Ending Period Repossessed Receivables Balance                      $1,586,893          81
        Principal Balance of 90+ Day Repossessed Vehicles                     $53,432           3



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $3,345,181
     Beginning Period Amount                                               $3,345,181
     Ending Period Required Amount                                         $3,127,871
     Current Period Release                                                  $217,310
     Ending Period Amount                                                  $3,127,871
     Next Distribution Date Required Amount                                $2,918,195

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $18,122,940
     Beginning Period Amount                                              $18,122,940
     Net Investment Earnings                                                  $28,163
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                   $1,070,084
     Ending Period Required Amount                                        $17,052,855
     Ending Period Amount                                                 $17,052,855


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